UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 15, 2003

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-8493	74-1051605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West Houston, Texas		77008
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 868-7700

Item 7.             Exhibits.

Exhibit 99.1                                    Company Press Release dated September 15, 2003, titled “Stewart & Stevenson Announces Resignation of Michael L. Grimes, President and CEO”.

Item 9.             Regulation FD Disclosure.

On September 15, 2003, Stewart & Stevenson Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: September 15, 2003	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Company Press Release dated September 15, 2003, titled “Stewart & Stevenson Announces Resignation of Michael L. Grimes, President and CEO”.